Rule 30a-2(b) CERTIFICATIONS


     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of The Alger Funds, do hereby certify, to such officer's knowledge, that:

          (1) The annual report on Form N-CSR of the Registrant for the period ended October 31, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of The Alger Funds.


Dated: January 5, 2005



/s/Dan C. Chung


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Dan C. Chung
President
The Alger Funds


Dated: January 5, 2005



/s/ Frederick A. Blum


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Frederick A. Blum
Treasurer
The Alger Funds



This certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Report or as a separate disclosure document.